SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 30, 2004
(Date of earliest event reported)

Commission File No. 333-108551



                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                 28255
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Address of principal executive offices                 (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            On March 30, 2004, Asset Backed Funding Corporation (the "Corporation"), sold ABFC Asset-Backed Certificates, Series 2004-OPT2, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 (the "Offered Certificates"), having an aggregate original principal balance of $638,527,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Agreement"), among the Corporation, as depositor, Option One Mortgage Corporation, as master servicer, and Wells Fargo Bank, National Association, as trustee, a copy of which is filed as an exhibit hereto. ABFC Asset-Backed Certificates, Series 2004-OPT3, Class CE, Class P and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.50% undivided interest in a trust (the "Trust"), consisting primarily of conventional fixed-rate mortgage loans and adjustable-rate mortgage loans, secured by mortgages creating first and second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7. Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Pooling and Servicing Agreement, dated as of April 1, 2004, among Asset Backed Funding Corporation, Option One Mortgage Corporation and Wells Fargo Bank, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


April 30, 2004

                                   By:    /s/ Kirk B. Meyers
                                          ------------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)             Pooling and Servicing Agreement, dated as of           E
                   April 1, 2004, among Asset Backed Funding
                   Corporation, Option One Mortgage Corporation and Wells Fargo Bank, National Association.